                                                                      EXHIBIT 24

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1995.

 /s/ Joseph F. Abely, Jr.          , Director
-----------------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1995.

 /s/ William T. Butler       , Director
-----------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1995.

 /s/ Raymond B. Carey, Jr.         , Director
-----------------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1995.

 /s/ Daniel A. Cronin, Jr.         , Director
-----------------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1995.

 /s/ T. Kevin Dunnigan             , Director
-----------------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of June, 1995.

 /s/ Regina E. Herzlinger          , Director
-----------------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of June, 1995.

 /s/ Robert P. Luciano             , Director
-----------------------------------

                                C. R. BARD, INC.
                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company to be issued by the Company in connection with the acquisition of MedChem Products, Inc. under the Agreement and Plan of Merger, dated as of May 24, 1995, among the Company, CRB Acquisition Corp. and MedChem Products, Inc. and the transactions contemplated thereby, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-4 or any Form relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has subscribed these presents this 8th day of June, 1995.

 /s/ Robert H. McCaffrey           , Director
-----------------------------------